Vanguard Total International Bond ETF

Supplement to the Prospectus and Summary Prospectus Dated
February 26, 2015

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Purchase and Sale of Fund Shares”:

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, typically in exchange for cash. For this Fund, the number of ETF Shares in a Creation Unit is 25,000.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 3711 032015

Vanguard Charlotte Funds

Supplement to the Statement of Additional Information Dated February 26, 2015

Statement of Additional Information Text Changes

The following replaces the first paragraph under the heading “Information About the ETF Share Class”:

Vanguard Total International Bond Index Fund (the ETF Fund) offers and issues an exchange-traded class of shares called ETF Shares. The ETF Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.” For the Fund, the number of ETF Shares in a Creation Unit is 25,000.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 1231A 032015